Exhibit 99.1

This image cannot currently be displayed. TEMPUS APPLIED SOLUTIONS HOLDINGS INC. CORPORATE OVERVIEW

This image cannot currently be displayed. WHO WE ARE Tempus Applied Solutions, LLC is a wholly owned subsidiary of Tempus Applied Solutions Holdings, Inc. ( OTC: TMPS) and is located in Williamsburg, Virginia, with aviation facilities and administrative offices around the globe . WHAT WE DO We fly airplanes — fixed wing and rotary — manned or unmanned. From surveillance missions in Africa to flight training in Texas, Tempus Applied Solutions is a safe, reliable , and effective operator. Uniquely, we also design and modify aircraft for special missions, certify them, and provide turnkey lease and service solutions. WHO WE DO IT FOR Our clients include NASA, the United States Department of Defense, Northrop Grumman, L - 3 Communications, United States Africa Command, Joint Special Operations Command, and many other government agencies, individuals , and corporations . WHO WE ARE WE DESIGN THE IMPROBABLE, BUILD THE IMPOSSIBLE, AND MAKE IT FLY — YESTERDAY. Tempus Proprietary Not for Unauthorized Distribution This image cannot currently be displayed. Bombardier Global Express modified for USAF HALOE mission, owned and operated by Tempus

This image cannot currently be displayed. WHO WE ARE This image cannot currently be displayed. At Tempus Applied Solutions, we DEVELOP , TRAIN , FLY , and FINANCE . Our hubs are strategically placed to provide aviation services where they are most needed and most responsive. Tempus Proprietary Not for Unauthorized Distribution 1 Through partnering arrangements

This image cannot currently be displayed. STRUCTURE Tempus Applied Solutions, LLC, a wholly owned subsidiary of publicly traded Tempus Applied Solutions Holdings, Inc. (OTC: TMPS ) SERVICES OFFERED Aircraft engineering and design, modifications, flight operations, and leasing HEADQUARTERS Williamsburg, Virginia USA CLIENT BASE Foreign and domestic governments, corporations, high - net - worth individuals AIRCRAFT OWNED / OPERATED 27 (11 business jets / 15 turbo props / 1 helicopter) FAA CERTIFICATIONS FAA Part 145 Repair Station 1 FAA/DLA Parts Manufacturing Authority (PMA) FAA Part 21 Aircraft Certification FAA Designated Engineering Representatives FAA Part 135 Air Carrier 1 CUSTOMERS Prime Contractors: Northrop Grumman, L - 3 Communications, Cubic Systems, Sierra Nevada Corp. US DoD Direct: USAF Electronic Systems Command, Naval Special Warfare Command Other USG Direct: US Department of Justice, US Department of State, Classified Programs Other Organizations: New Venture Fund, Kampala Executive Aviation, Las Vegas Sands WHO WE ARE Tempus Proprietary Not for Unauthorized Distribution 1 Through partnering arrangements

This image cannot currently be displayed. SCOTT TERRY JOSEPH WRIGHT • Chairman of the board • Former Cabinet officer with President Reagan; current DoD advisor • Board member and founder • Chief executive officer of Tempus Applied Solutions CHRIS BRADY • Chairman of The Chart Group L.P. • Over thirty - five years of experience in private equity, corporate finance, and capital markets PETER COHEN • Chairman and chief executive officer of Cowen Group • Former chairman and chief executive officer of Shearson Lehman Brothers JACK GULBIN • Principal of the Tempus Jets Group of companies • Former senior vice president of aircraft f inance for Lehman Brothers KEN KRIEG • Founder of Samford Global Strategies • Served as under secretary of defense for acquisition, technology, and logistics NIALL OLVER • Former chief executive officer of ExecuJet Aviation Group • Served as an officer in the South African Air Force BOARD OF DIRECTORS WHO WE ARE Tempus Proprietary Not for Unauthorized Distribution

This image cannot currently be displayed. ED HACKETT Chief Operating Officer • Former naval aviator / Marine Corps fighter pilot and test pilot • Former director of USN / USMC Strike Fighter Programs at the US Navy’s Operational Test and Evaluation Squadron Nine (VX - 9) • Former director of the US Navy Unmanned Systems Technology Program Office; China Lake, CA • Led the Textron Scorpion commercial aircraft development program from clean sheet design to first flight in under twenty - three months • BS US Naval Academy ; MS, USAF Air War College; Graduate US Naval Test Pilot School WHO WE ARE SCOTT TERRY Founder / CEO Board Member LEE PRIEST Chief Financial Officer JOSEPH WRIGHT Chairman of the Board • More than thirty years of experience operating companies, integrating acquisitions, and creating investor value • PanAmSat (CEO): initiated federal agencies offering; revised capital strategy; increased EBITDA to >75% of revenue; led two sales, an IPO, two debt offerings, and generated over $2 billion for investors • Intelsat (Chairman): integrated PanAmSat and Intelsat into largest COMSAT company in the world; sold Company to PE firms for >10x EBITDA, generating over $3 billion for investors • GRC International (Chairman): turned around business and sold to AT&T for 14.2x LTM EBITDA and 3.5x return • Terremark (Vice Chairman): helped CEO establish g overnment services division , generate 47% CAGR from 2006 - 2010 , and sell to Verizon for 20.8x LTM EBITDA • Former Cabinet officer with President Reagan; current DoD advisor • Former naval aviator / electronic countermeasures officer on carrier - based EA - 6B aircraft • Former managing d irector in the aerospace, defense, and government services group of BB&T Capital Markets with more than fifteen years of investment banking experience • Successfully advised on over fifty transactions and financings totaling over $5 billion for middle market aerospace / defense companies • BS in aerospace engineering, US Naval Academy; MBA, University of Maryland • Former naval aviator • Founded Tempus Jets after twenty - two years of experience in government and corporate aviation • Successfully reorganized, led, and sold Flight International, Inc. • Former director of government s ales in the Americas at Bombardier Aerospace • MBA and undergraduate degree in economics from Boston University, completed postgraduate study in international law from the University of London, and admitted as a Ph.D. candidate in finance and trade at City University Business School in London EXECUTIVE TEAM Tempus Proprietary Not for Unauthorized Distribution

This image cannot currently be displayed. WHO WE ARE Tempus Proprietary Not for Unauthorized Distribution BUSINESS UNIT STRUCTURE 1 Through partnering arrangements 2 Relationships with The Chart Group L. P., Cowen and Company

This image cannot currently be displayed. DEVELOP Tempus Proprietary Not for Unauthorized Distribution Tempus Applied Solutions has the tools, the people, and the certificates to provide unique and highly effective design, engineering, and maintenance solutions for corporate and government aircraft. SPECIFIC QUALIFICATIONS • Design Center of Excellence • Part 145 Repair Station 1 • Parts Manufacturer Approval (PMA) • Designated Engineer Representative (DER) IN - HOUSE EXPERTS Gulfstream GII modified for MR - TCDL missions 1 Through partnering arrangements

This image cannot currently be displayed. DESIGN CENTER OF EXCELLENCE The Tempus Design Center of Excellence headquartered in Williamsburg, Virginia, has Designated Engineering Representative (DER) authority from both the Federal Aviation Administration (FAA) and the European Aviation Safety Agency (EASA). The center spec ial izes in • Major Airframe Modifications • Interior Completions Projects • Design and Materials Specifications PART 145 REPAIR STATION Tempus Applied Solutions has access to an FAA Part 145 Repair Station in Brunswick, Maine through partnering arrangements. This facility is authorized by the FAA, EASA, and the Bermuda CAA for work on Bombardier Global Express, Gulfstream, and Pilatus a irc raft. PARTS MANUFACTURER APPROVAL (PMA) Tempus Applied Solutions has PMA to produce 2,000+ aircraft components and line items as required by the FAA with facilities in Brunswick, Maine (Boeing/Airbus capable). DESIGNATED ENGINEERING REPRESENTATIVES (DER) Tempus Applied Solutions has in - house DER capabilities covering forty - one categories of aircraft systems. • Part 23 Aircraft and Part 25 Aircraft • Repair Station DER • Authorities cover m echanical systems, electrical systems, and flight testing DEVELOP • Modeling and Rendering using 3D Max Vision • Supplemental Type Certificates (STC) • Layout of Passenger Accommodations ( LOPA) Development Tempus Proprietary Not for Unauthorized Distribution

This image cannot currently be displayed. DEVELOP Tempus Applied Solutions is a trusted partner in executing major repair, modifications, and scheduled and unscheduled maintenance on Boeing, Airbus , Bombardier Global Express, Gulfstream, Pilatus , and Piper aircraft. We provide engineering capabilities and modification support in - house for government programs involving • Electronic & Communications Intelligence • C4ISR • Communications Relay/Data Links • Cabin Entertainment Systems • FANS Compliance • Satellite Communications Systems • Multiband Synthetic Aperture Radar • RDT&E • Certification Plans • Threat Simulation • VVIP Interiors RECENT SAMPLE PROJECTS Airbus A340 VVIP interior completion STC Issued Airbus A319 VIP interior completion STC I ssued Boeing 777 VVIP interior completion STC I ssued Boeing 737 interior redesign STC Issued Bombardier Global Express special missions USAF Certified Bombardier Global Express special missions STC Issued Gulfstream II R&D platform FAA Experimental Pilatus PC12 surveillance platforms STC Issued Airbus A340 VVIP interior design Customer Approved and Built Boeing 737 VIP interior design Customer Approved and Built Gulfstream II, II, IV FANS/ADS - B Compliance STC Pending Rendering of the Tempus Raven EW Platform , a highly modified Bombardier Global Express aircraft Tempus Proprietary Not for Unauthorized Distribution

This image cannot currently be displayed. HANGAR 4 [ BUILT 1985] PMA Facility HANGAR 5 [ BUILT 1982] Wide Body Extension Tempus Applied Solutions utilizes a secure facility located in Brunswick, Maine. • Tempus Applied Solutions leases hangar and manufacturing space at Brunswick Executive Airport. • Two parallel 8000’ x 200’ runways and 4.5 - million - square - foot ramp & taxiways — certified for B - 747, A - 340, & C - 5 aircraft • Location gives access to highly skilled labor force. • Part 145 Repair Station — Hangar 6 can support six Boeing Business Jets simultaneously. • Secure facility (SCIF) to conduct government operations DEVELOP Tempus Proprietary Not for Unauthorized Distribution HANGAR 6 [ BUILT 2005] Current Repair Station (6xBBJ)

This image cannot currently be displayed. TRAIN Tempus Applied Solutions is working to advance flight training programs all over the world by utilizing industry - leading flight simulation devices, software, and technology. For government special mission training, Tempus Applied Solutions owns and operates aircraft and ISR equipment to accommodate most training requirements. OUR TRAINING PROGRAMS INCLUDE • Proficiency - based Part 141 Pilots • Private, Instrument, Commercial , and Multiengine Pilots • UAV Operators • Sensor Operators • JTAC • Threat Simulation • Electronic Warfare THE FUTURE OF AVIATION RELIES ON WELL - TRAINED PILOTS Tempus Proprietary Not for Unauthorized Distribution Tempus Training Solutions facility in San Marcos, Texas

This image cannot currently be displayed. We take a “no fear” approach to complex missions — the tougher the project, the better. And we do it all over the world in some of the most volatile places imaginable. Our work includes the operation of fixed and rotary - wing manned and unmanned aircraft. This is comprised of corpora te and Part 91 and Part 135 operations, as well as government - related C4ISR missions for training and support. OPERATIONS Our flight operations center offers turnkey solutions to help you navigate s pecific needs as well as ongoing management services including • 24/7/365 Dispatch and Operations Center • Aircraft Brokerage • Maintenance • Insurance • Aircraft Crew • Charter Brokerage BESPOKE SERVICES Our team executes the requests of organizations all over the world. We’re known for taking things into the air so that we can conduct work that’s never been done before. The more complex the mission, the better. Some recent work includes • Multilateral military exercise in Australia utilizing a highly modified Gulfstream business jet for advanced communication/datalink RDT&E • Flight operations throughout some of the least accessible areas of Africa, providing ISR and logistics support services • Flight operations and ISR support services for U.S. Marine Corps t raining e xercises FLY • Fueling and Fuel Releases • Customs Clearance • Global Flight Planning • International Handling • Permits • Weather Services MANNED AIRCRAFT • Bell 4 - 12 Helicopter • Boeing Business Jet • Bombardier Global Express • Cessna Caravan • Cessna Citation • Gulfstream II, III, IV, V • Pilatus PC - 12 Tempus Proprietary Not for Unauthorized Distribution

This image cannot currently be displayed. FLY FAA PART 135 AIR CARRIER 1 • From Pilatus PC - 12 to Bombardier Global Express • Worldwide operating authority • ARG/US , Wyvern, and IS - BAO certified • 24/7/365 dispatch and operations center • Full aircraft management services — flight crew , maintenance , insurance, flight planning • US Department of Defense security clearances INTERNATIONAL FLIGHT OPERATIONS • Fuel, international handling, permits, weather, flight planning, and customs clearances • Extensive experience in Africa, Middle East, Russia, and Asia • Security and concierge services • ACMI leases domestically and internationally to include remote and austere environments OPERATING FROM • Richmond/Williamsburg , Virginia – Gulfstream III/IV, Cessna Citation Excel • Scottsdale , Arizona – Bombardier Global Express, Cessna Citation SII, Cessna Citation V, Pilatus PC - 12 , Boeing Business Jet • Entebbe , Uganda – Cessna 208B, Pilatus PC - 12, Bell 412 • Brunswick , Maine – Various Special Mission Aircraft Tempus Proprietary Not for Unauthorized Distribution Bombardier Global Express 9001 conducting BACN mission, leased and maintained by Tempus 1 Through partnering arrangements

This image cannot currently be displayed. FINANCE Purchasing aircraft requires navigating a complex set of financial options and procurement requirements. Tempus Applied Solutions is in a unique position to help its clients secure financing: it will act as service provider for aircraft financed through a $200 million fund which will be established by Cowen and Company, a leading Wall Street investment bank, specifically earmarked to facilitate the acquisition of special mission aircraft used in government and military - related programs on a worldwide basis. SERVICES PROVIDED • Financing • Leasing • Financial Management WE CAN HELP YOU PUT YOUR MONEY TO WORK EFFICIENTLY Tempus Proprietary Not for Unauthorized Distribution Bombardier Global Express 9001 conducting BACN m ission ; leased, modified, and maintained by Tempus

This image cannot currently be displayed. MARKETING & MEDIA Tempus Marketing & Media serves as the company’s outreach team in order to connect with our customers, other companies, and individuals with interests in aviation, entertainment, and current events. The division operates marketing and media for all Tempus companies including the publication of TEMPUS magazine. TEMPUS magazine was created in 2013 to better facilitate our communication outside the company. Subsequently the magazine has won two prestigious Eddie and Ozzie awards for “Best Design — New Magazine” and “Best Feature Design .” MARKETING SERVICES INCLUDE • Branding • Event Planning & Execution • Social Media • Multimedia Advertising • Public Relations BUILDING OUR BRAND AND MAKING OUR MARK TEMPUS Magazine Holiday 2013 Issue Tempus Proprietary Not for Unauthorized Distribution

This image cannot currently be displayed. GIVE EASTERN CONGO INITIATIVE GLOBAL FLIGHT RELIEF Twenty years in the making, Global Flight Relief is the vision of Tempus Applied Solutions CEO Scott Terry . This nonprofit organization is dedicated to providing disaster relief, humanitarian aid, and emergency response through aviation assistance in some of the most difficult - to - reach places in the world. Through Global Flight Relief, Tempus Applied Solutions has been able to provide resources to airlift cargo and personnel in support of ECI, which was founded by actor Ben Affleck. PROJECT GREEN SKYY The second largest long leaf pine restoration project in Virginia. A percentage of company revenues for every flight hour logged is invested in Project Green Skyy. WORLD PEDIATRIC PROJECT Tempus Applied Solutions supports this global healthcare organization by providing aircraft and resources that can be deployed to help heal the world’s most critically ill and injured children. COLLEGE OF WILLIAM & MARY Tempus Applied Solutions provides project and internship opportunities to ensure that our local graduates gain real world experience as well as funding for graduate - level research projects . NAVY SEAL FOUNDATION Tempus Applied Solutions is a proud supporter of the Navy SEAL Foundation. This organization provides programs designed to reduce the stressors associated with the uncertainty and pressure that come with life in Naval Special Warfare. VANDERBILT CHILDREN’S HOSPITAL The Monroe Carell Jr. Children’s Hospital is a nonprofit facility, and no child is denied care on the basis of limited ability to pay. The hospital’s commitment to service is made possible in part by contributions from Tempus Applied Solutions, which works with the band Rascal Flatts to support this. Tempus Proprietary Not for Unauthorized Distribution HEART FOR ORPHANS Tempus Applied Solutions assists Heart for Orphans in their mission to provide support for youth that age out of the orphanage system but are very much in need of guidance and direction.

This image cannot currently be displayed. PARTNERS

11